                                                                    EXHIBIT 99.2

                                  Manpower Inc.
                         Restated Operating Unit Results
                          Year Ended December 31, 2002
                                  (in millions)


                                             First       Second       Third        Fourth
                                            Quarter      Quarter     Quarter       Quarter       Total
                                            -------      -------     -------       -------       -----
 Revenue from services:
       United States                        $  428.7    $  474.9     $  512.8      $  495.0    $ 1,911.4
       France                                  767.1       943.3      1,103.3       1,034.5      3,848.2
       EMEA                                    764.2       830.1        906.6         934.0      3,434.9
       Other Operations                        324.0       354.6        363.2         374.6      1,416.4
                                           --------------------------------------------------------------
                                            $2,284.0    $2,602.9     $2,885.9      $2,838.1    $10,610.9
                                           ==============================================================
 Operating unit profit:
       United States                        $   (4.9)   $    8.3     $   12.4      $   13.4    $    29.2
       France                                   22.2        32.7         40.6          48.1        143.6
       EMEA                                     11.0        16.7         28.5          26.8         83.0
       Other Operations                         (1.8)        1.6          2.7           4.1          6.6
                                           --------------------------------------------------------------
                                                26.5        59.3         84.2          92.4        262.4
 Corporate expenses                              7.8         7.4          7.0           5.3         27.5
 Amortization of intangibles                       -         0.1            -             -          0.1
                                           --------------------------------------------------------------
       Operating profit                         18.7        51.8         77.2          87.1        234.8
 Interest and other expenses                     8.0         9.6         11.3          17.9         46.8
                                           --------------------------------------------------------------
       Earnings before taxes                $   10.7    $   42.2     $   65.9      $   69.2    $   188.0
                                           ==============================================================

                                  Manpower Inc.
                         Restated Operating Unit Results
                          Year Ended December 31, 2001
                                  (in millions)


                                                 First       Second       Third          Fourth
                                                Quarter      Quarter      Quarter       Quarter      Total
                                                -------      -------      -------       -------      -----
 Revenue from services:
       United States                            $  546.3    $  523.5     $  482.4      $  451.2    $ 2,003.4
       France                                      939.2       948.6        991.5         887.1      3,766.4
       EMEA                                        880.4       844.9        859.1         844.3      3,428.7
       Other Operations                            286.0       303.1        342.4         353.8      1,285.3
                                            -----------------------------------------------------------------
                                                $2,651.9    $2,620.1     $2,675.4      $2,536.4    $10,483.8
                                            =================================================================
 Operating unit profit:
       United States                            $    8.2    $   12.2     $    8.6      $    0.5    $    29.5
       France                                       26.3        35.4         37.2          36.8        135.7
       EMEA                                         25.6        24.3         30.9          25.2        106.0
       Other Operations                              2.0         1.1          3.0           2.8          8.9
                                            -----------------------------------------------------------------
                                                    62.1        73.0         79.7          65.3        280.1
 Corporate expenses                                  6.1         6.4          6.8           6.2         25.5
 Amortization of intangibles                         3.8         3.9          4.5           4.8         17.0
                                            -----------------------------------------------------------------
       Operating profit                             52.2        62.7         68.4          54.3        237.6
 Interest and other expenses                        10.3         8.6         10.4          10.4         39.7
                                            -----------------------------------------------------------------
       Earnings before taxes                    $   41.9    $   54.1     $   58.0      $   43.9    $   197.9
                                            =================================================================

                                  Manpower Inc.
                         Restated Operating Unit Results
                          Year Ended December 31, 2000
                                  (in millions)


                                                 First        Second       Third       Fourth
                                                Quarter      Quarter      Quarter      Quarter        Total
                                                -------      -------      -------      -------        -----
 Revenue from services:
       United States                           $   563.9     $  609.6    $  638.1      $  601.9     $ 2,413.5
       France                                      913.6      1,021.0     1,036.4         968.2       3,939.2
       EMEA                                        824.5        807.0       848.6         869.3       3,349.4
       Other Operations                            266.3        276.5       297.8         300.1       1,140.7
                                            ------------------------------------------------------------------
                                               $ 2,568.3     $2,714.1    $2,820.9      $2,739.5     $10,842.8
                                            ==================================================================
 Operating unit profit:
       United States                           $    15.4     $   23.0    $   25.0      $   21.2     $    84.6
       France                                       20.8         31.5        39.3          39.0         130.6
       EMEA                                         19.7         24.2        36.6          41.6         122.1
       Other Operations                              3.7          1.5         4.4           3.6          13.2
                                            ------------------------------------------------------------------
                                                    59.6         80.2       105.3         105.4         350.5
 Corporate expenses                                  5.5          7.2         6.3           7.2          26.2
 Amortization of intangibles                         3.6          3.3         3.1           3.3          13.3
                                            ------------------------------------------------------------------
       Operating profit                             50.5         69.7        95.9          94.9         311.0
 Interest and other expenses                        10.8         10.7        12.1          12.2          45.8
                                            ------------------------------------------------------------------
       Earnings before taxes                   $    39.7     $   59.0    $   83.8      $   82.7     $   265.2
                                            ==================================================================


                                       3